PHOENIX-EUCLID MARKET NEUTRAL FUND

                       Supplement dated January 1, 2000 to
                       Prospectus dated November 30, 1998,
         as supplemented December 16, 1998, March 1, 1999, May 1, 1999,
                      August 20, 1999 and September 2, 1999

Effective January 1, 2000, the Portfolio Manager for the Phoenix-Euclid Market Neutral Fund is Sung Chung. Accordingly, the section "The Portfolio Manager" on page 5 of the current prospectus is hereby replaced with the following:

         Sung Chung is the fund's portfolio manager. He serves as Vice President of Phoenix-Euclid Funds and also of Phoenix-Zweig Trust. Until he assumed the role of portfolio manager of the fund on January 1, 2000, Mr. Chung, since joining Euclid in June 1999, was responsible for research on the stock selection models used in managing the fund. Previously, Mr. Chung served as a Vice President for Mitchell Hutchins Asset Management, where he was responsible for managing indexed, enhanced-indexed, and market neutral products, as well as conducting quantitative research. Mr. Chung received his B.A. in Political Science from the University of Pennsylvania and an MBA in Finance from New York University (Stern School of Business).

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PXP 1205PM (1/00)